EXHIBIT 99.1

One Park Place, Suite 700 ■ 621 Northwest 53rd Street ■ Boca Raton, Florida 33487 ■ www.thegeogroupinc.com
CR-07-29
THE GEO GROUP REPORTS SECOND QUARTER 2007 RESULTS
•	2Q GAAP Income from Continuing Operations Increased to $12.4 Million — $0.24 EPS

•	2Q Pro-Forma Income from Continuing Operations Increased to $13.5 Million — $0.26 EPS

•	2Q Revenue Increased to $258.2 Million from $208.7 Million

•	GEO Increases 2007 Earnings Guidance to Pro Forma Range of $1.05 to $1.09 EPS
Boca Raton, Fla. — August 8, 2007 — The GEO Group (NYSE: GEO) (“GEO”) today reported second quarter and year-to-date 2007 financial results. All financial results in this press release have been adjusted to reflect the effect of GEO’s June 1, 2007 2-for-1 stock split as well as GEO’s October 2, 2006 3-for-2 stock split.
GEO reported second quarter 2007 GAAP Income from Continuing Operations of $12.4 million, or $0.24 per share, based on 51.6 million diluted weighted average shares outstanding compared to $6.4 million, or $0.20 per share, based on 32.8 million diluted weighted average shares outstanding in the second quarter of 2006. For the first half of 2007, GEO reported GAAP Income from Continuing Operations of $17.5 million, or $0.38 per share, based on 46.6 million diluted weighted average shares outstanding compared to $11.1 million, or $0.35 per share, based on 31.3 million diluted weighted average shares outstanding for the first half of 2006.
Second quarter 2007 Pro Forma Income from Continuing Operations increased to $13.5 million, or $0.26 per share, based on 51.6 million diluted weighted average shares outstanding from Pro Forma Income from Continuing Operations of $7.6 million, or $0.23 per share, based on 32.8 million diluted weighted average shares outstanding in the second quarter of 2006. For the first half of 2007, Pro Forma Income from Continuing Operations increased to $22.5 million, or $0.48 per share, on 46.6 million diluted weighted average shares outstanding from Pro Forma Income from Continuing Operations of $12.5 million, or $0.40 per share, based on 31.3 million diluted weighted average shares outstanding for the first half of 2006.
George C. Zoley, Chairman and Chief Executive Officer of GEO, said: “We are very pleased with our earnings results which reflect strong performance from our three business units as a result of better-than-expected performance by a number of our facilities and new contract wins. Our organic growth pipeline remains strong with projects totaling more than 11,000 beds under development, including projects we activated in the first half of the year, representing more than $198 million in combined annual operating revenues.”
Pro Forma Income from Continuing Operations excludes the items set forth in the table below, which presents a reconciliation of pro forma income from continuing operations to GAAP Income from Continuing Operations for the second quarter and first six months of 2007. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Pro Forma Income from Continuing Operations.
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NEWS RELEASE
Table 1. Reconciliation of Pro Forma Income from Continuing Operations to GAAP Income from Continuing Operations

(In thousands except per share data)	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	1-Jul-07	2-Jul-06	1-Jul-07	2-Jul-06
Income from continuing operations	$12,367	$6,431	$17,463	$11,105
Start-up expenses, net of tax	1,163	378	2,085	589
Write-off of deferred financing fees from extinguishment of debt, net of tax	—	803	2,972	803

Pro forma income from continuing operations	$13,530	$7,612	$22,520	$12,497

Diluted earnings per share
Income from Continuing Operations	$0.24	$0.20	$0.38	$0.35
Start-up expenses, net of tax	0.02	0.01	0.04	0.02
Write-off of deferred financing fees from extinguishment of debt, net of tax	—	0.02	0.06	0.03

Diluted pro forma earnings per share	$0.26	$0.23	$0.48	$0.40

Weighted average shares outstanding	51,592	32,772	46,577	31,338
Revenue
GEO reported second quarter 2007 revenue of $258.2 million compared to $208.7 million in the second quarter of 2006. Exclusive of pass-through construction revenues, GEO reported second quarter 2007 operating revenues of $231.9 million. U.S. Corrections revenue for the second quarter of 2007 increased to $169.0 million from $150.7 million for the second quarter of 2006. International Services revenue for the second quarter of 2007 increased to $33.3 million from $24.9 million for the second quarter of 2006. GEO Care revenue for the second quarter of 2007 increased to $29.5 million from $15.5 million for the second quarter of 2006.
For the first half of 2007, GEO reported revenue of $495.2 million compared to $394.6 million for the first half of 2006. Exclusive of pass-through construction revenues, GEO reported operating revenues of $447.2 million for the first half of 2007. U.S. Corrections revenue for the first half of 2007 increased to $333.4 million from $297.5 million for the first half of 2006. International Services revenue for the first half of 2007 increased to $62.2 million from $48.0 million for the first half of 2006. GEO Care revenue for the first half of 2007 increased to $51.6 million from $30.4 million for the first half of 2006.
Adjusted EBITDA
Second quarter 2007 Adjusted EBITDA increased to $37.4 million from $23.0 million in the second quarter of 2006. Adjusted EBITDA for the first half of 2007 increased to $67.0 million from $41.7 million for the first half of 2006. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Adjusted EBITDA. The following table presents a reconciliation from Adjusted EBITDA to GAAP Net Income for the second quarter and first six months of 2007.
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NEWS RELEASE
Table 2. Reconciliation from Adjusted EBITDA to GAAP Net Income

(In thousands)	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	1-Jul-07	2-Jul-06	1-Jul-07	2-Jul-06
Net income	$12,367	$6,318	$17,630	$10,874
Discontinued operations	—	113	(167)	231
Interest expense, net	7,633	5,022	15,458	10,385
Income tax provision	7,004	3,595	10,145	6,288
Depreciation and amortization	8,471	6,024	15,752	11,688

EBITDA	$35,475	$21,072	$58,818	$39,466

Adjustments, pre-tax
Start-up expenses	1,877	609	3,365	949
Write-off of deferred financing fees from extinguishment of debt	—	1,295	4,794	1,295

Adjusted EBITDA	$37,352	$22,976	$66,977	$41,710

Adjusted Free Cash Flow
Adjusted Free Cash Flow for the second quarter of 2007 increased to $19.5 million from $12.0 million for the second quarter of 2006. Adjusted Free Cash Flow for the first half of 2007 increased to $34.1 million from $23.5 million for the first half of 2006. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Adjusted Free Cash Flow.
The following table presents a reconciliation from Adjusted Free Cash Flow to GAAP Income from Continuing Operations for the second quarter and first six months of 2007.
Table 3. Reconciliation of Adjusted Free Cash Flow to GAAP Income from Continuing Operations

(In thousands)	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	1-Jul-07	2-Jul-06	1-Jul-07	2-Jul-06
Income from Continuing Operations	$12,367	$6,431	$17,463	$11,105
Depreciation and Amortization	8,471	6,024	15,752	11,688
Income Tax Provision	7,004	3,595	10,145	6,288
Income Taxes Paid	(8,101)	(4,595)	(13,717)	(4,867)
Stock Based Compensation Included in G&A	780	313	1,354	490
Maintenance Capital Expenditures	(2,901)	(1,598)	(5,297)	(3,321)
Equity in Earnings of Affiliates, Net of Income Tax	(506)	(351)	(889)	(628)
Dividends from Equity Affiliates	—	—	—	—
Minority Interest	100	(35)	191	(26)
Amortization of Debt Costs and Other Non-Cash Interest	458	287	952	568
Write-off of Deferred Financing Fees	—	1,295	4,794	1,295
Start-Up Expenses	1,877	609	3,365	949

Adjusted Free Cash Flow	$19,549	$11,975	$34,113	$23,541

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NEWS RELEASE
Important Information on GEO’s Non-GAAP Financial Measures
Pro Forma Income from Continuing Operations, Adjusted EBITDA, and Adjusted Free Cash Flow are non-GAAP financial measures. Pro Forma Income from Continuing Operations is defined as Income from Continuing Operations excluding Start-Up Expenses and Deferred Financing Fees as set forth in Table 1 above. Adjusted EBITDA is defined as EBITDA excluding Start-Up Expenses and Deferred Financing Fees as set forth in Table 2 above. Adjusted Free Cash Flow is defined as Income from Continuing Operations after giving effect to the items set forth in Table 3 above. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measurements of these items is included above in Tables 1, 2, and 3, respectively. GEO believes that these financial measures are important operating measures that supplement discussion and analysis of GEO’s financial results derived in accordance with GAAP. These non-GAAP financial measures should be read in conjunction with GEO’s consolidated financial statements and related notes included in GEO’s filings with the Securities and Exchange Commission.
2007 Financial Guidance
As a result of GEO’s second quarter earnings results, GEO is increasing its 2007 earnings guidance to a pro forma range of $1.05 to $1.09 per share, exclusive of $0.07 per share associated with the write-off of deferred financing fees during the first quarter of 2007 and $0.08 per share in after-tax start-up expenses associated with facility openings. GEO is increasing its 2007 operating revenue guidance to a range of $895 million to $905 million exclusive of pass-through construction revenues.
GEO is maintaining its third quarter 2007 earnings guidance in the pro forma range of $0.27 to $0.29 per share, exclusive of $0.04 per share in after-tax start-up expenses. GEO is maintaining its third quarter 2007 operating revenue guidance in the range of $223 million to $228 million exclusive of pass-through construction revenues. GEO is maintaining its fourth quarter 2007 earnings guidance in the pro forma range of $0.30 to $0.32 per share. GEO is maintaining its fourth quarter 2007 operating revenue guidance in the range of $225 million to $230 million exclusive of pass-through construction revenues.
2007 Operating Revenue Guidance (In Millions)

(Exclusive of Pass-Through Construction Revenue)	1Q 2007	2Q 2007	3Q 2007	4Q 2007	FY 2007

Revenue Guidance (August 8, 2007)	$215.3A	$231.9A	$223 - $228	$225 - $230	$895 - $905

2007 Earnings Per Share

	1Q 2007	2Q 2007	3Q 2007	4Q 2007	FY 2007

GAAP EPS Guidance (August 8, 2007)	$0.13A	$0.24A	$0.23 - $0.25	$0.30 - $0.32	$0.90 - $0.94
After-Tax Start-Up Expenses	$0.02A	$0.02A	$0.04	—	$0.08
Deferred Financing Fees	$0.07A	—	—	—	$0.07

Revised Pro Forma Guidance (August 8, 2007)	$0.22A	$0.26A	$0.27 - $0.29	$0.30 - $0.32	$1.05 - $1.09

Diluted Weighted Average Shares Outstanding (In Millions)	41.6	51.6	51.6	51.6	49.1
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NEWS RELEASE
Conference Call Information
GEO has scheduled a conference call and simultaneous webcast at 11:00 AM (Eastern Time) on Wednesday, August 8, 2007 to discuss GEO’s second quarter 2007 financial results as well as its progress and outlook. The call-in number for the U.S. is 1-800-299-9630 and the international call-in number is 1-617-786-2904. The participant pass-code for the conference call is 85324576. In addition, a live audio webcast of the conference call may be accessed on the Conference Calls/Webcasts section of GEO’s investor relations home page at www.thegeogroupinc.com. A replay of the audio webcast will be available on the website for one year. A telephonic replay of the conference call will be available until September 8, 2007 at 1-888-286-8010 (U.S.) and 1-617-801-6888 (International). The pass-code for the telephonic replay is 57625129. GEO will discuss Non-GAAP (“Pro Forma”) basis information on the conference call. A reconciliation from Non-GAAP (“Pro Forma”) basis information to GAAP basis results may be found on the Conference Calls/Webcasts section of GEO’s investor relations home page at www.thegeogroupinc.com.
About The GEO Group, Inc.
The GEO Group, Inc. (“GEO”) is a world leader in the delivery of correctional, detention, and residential treatment services to federal, state, and local government agencies around the globe. GEO offers a turnkey approach that includes design, construction, financing, and operations. GEO represents government clients in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include 68 correctional and residential treatment facilities with a total design capacity of approximately 59,000 beds.
Safe-Harbor Statement
This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2007 given the various risks to which its business is exposed; (2) GEO’s ability to successfully pursue further growth and continue to enhance shareholder value; (3) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (4) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (5) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (6) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (7) GEO’s ability to obtain future financing on acceptable terms; (8) GEO’s ability to sustain company-wide occupancy rates at its facilities; and (9) other factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.
Second quarter and six months financial tables to follow:

NEWS RELEASE
THE GEO GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THIRTEEN AND TWENTY-SIX WEEKS ENDED
JULY 1, 2007 AND JULY 2, 2006
(In thousands, except per share data)
(UNAUDITED)

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	July 1, 2007	July 2, 2006	July 1, 2007	July 2, 2006
Revenues	$258,183	$208,688	$495,186	$394,569
Operating expenses	207,373	172,415	401,477	326,161
Depreciation and amortization	8,471	6,024	15,752	11,688
General and administrative expenses	15,741	14,292	30,795	28,301

Operating income	26,598	15,957	47,162	28,419
Interest income	1,000	2,807	4,240	5,023
Interest expense	(8,633)	(7,829)	(19,698)	(15,408)
Write off of deferred financing fees from extinguishment of debt	—	(1,295)	(4,794)	(1,295)

Income before income taxes, minority interest, equity in earnings of affiliate and discontinued operations	18,965	9,640	26,910	16,739
Provision for income taxes	7,004	3,595	10,145	6,288
Minority interest	(100)	35	(191)	26
Equity in earnings of affiliate, net of income tax expense of $223, $22, $433 and $40	506	351	889	628

Income from continuing operations	12,367	6,431	17,463	11,105
Income (loss) from discontinued operations, net of tax expense (benefit) of $-, $(61), $109 and $(126)	—	(113)	167	(231)

Net income	$12,367	$6,318	$17,630	$10,874

Weighted-average common shares outstanding:
Basic	50,091	31,326	45,115	30,213

Diluted	51,592	32,772	46,577	31,338

Income per common share:
Basic:
Income from continuing operations	$0.25	$0.21	$0.39	$0.37
Income (loss) from discontinued operations	—	(0.01)	—	(0.01)

Net income per share-basic	$0.25	$0.20	$0.39	$0.36

Diluted:
Income from continuing operations	$0.24	$0.20	$0.38	$0.35
Income (loss) from discontinued operations	—	(0.01)	—	—

Net income per share-diluted	$0.24	$0.19	$0.38	$0.35

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NEWS RELEASE
The GEO Group, Inc.
Operating Data

	13 Weeks	13 Weeks	26 Weeks	26 Weeks
	Ended	Ended	Ended	Ended
	July 1, 2007	July 2, 2006	July 1, 2007	July 2, 2006
*Revenue-producing beds	49,775	45,789	49,775	45,789
*Compensated man-days	4,348,798	3,852,051	8,635,166	7,623,623
*Average occupancy[1]	96.5%	96.7%	97.1%	96.4%

*Includes International Services and GEO Care

[1] Does not include GEO’s idle facilities.
THE GEO GROUP, INC.
CONSOLIDATED BALANCE SHEETS
JULY 1, 2007 AND DECEMBER 31, 2006
(In thousands)

	July 1, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$76,849	$111,520
Restricted cash	13,168	13,953
Accounts receivable, less allowance for doubtful accounts of $806 and $902	171,062	162,867
Deferred income tax asset	16,152	19,492
Other current assets	22,976	14,922

Total current assets	300,207	322,754

Restricted Cash	21,233	19,698
Property and Equipment, Net	719,256	287,374
Assets Held for Sale	1,412	1,610
Direct Finance Lease Receivable	43,362	39,271
Deferred income tax assets, net	2,897	4,941
Goodwill and Other Intangible Assets, Net	40,790	41,554
Other Non Current Assets	34,355	26,251

	$1,163,512	$743,453

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$64,929	$48,890
Accrued payroll and related taxes	34,882	31,320
Accrued expenses	66,549	77,675
Current portion of deferred revenue	—	1,830
Current portion of capital lease obligations, long-term debt and non-recourse debt	21,896	12,685
Current liabilities of discontinued operations	—	1,303

Total current liabilities	188,256	173,703

Deferred Revenue	—	1,755
Minority Interest	1,792	1,297
Other Non Current Liabilities	25,830	24,816
Capital Lease Obligations	16,205	16,621
Long-Term Debt	304,887	144,971
Non-Recourse Debt	130,568	131,680
Total shareholders’ equity	495,974	248,610

	$1,163,512	$743,453

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